UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

Maxygen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28401	77-0449487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Borel Avenue, Suite 616

San Mateo, CA 94402

(Address of Principal Executive Offices)

(650) 241-2292

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The disclosure set forth below under Item 3.03 with respect to the intention of Maxygen, Inc. (the “Company”) to delist its shares of Common Stock (as defined below) from the NASDAQ Global Market is incorporated herein by reference.

Item 3.03 Material Modifications to the Rights of Security Holders

At the annual meeting of the stockholders of the Company held on August 12, 2013, the stockholders of the Company voted to approve the liquidation and dissolution of the Company pursuant to a Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”). The Company intends to file a certificate of dissolution with the Delaware Secretary of State on August 29, 2013 in accordance with the Plan of Dissolution.

At the close of business on August 29, 2013, the Company also intends to close its stock transfer books and cease recording transfers of shares of its common stock, $0.0001 par value per share (the “Common Stock”). At that time, the Common Stock, and stock certificates evidencing the shares of Common Stock, will no longer be assignable or transferable on the Company’s books.

On August 12, 2013, the Company notified The NASDAQ Stock Market (“NASDAQ”) that the Company intends to file its certificate of dissolution on August 29, 2013 and requested that NASDAQ suspend the trading of the Common Stock, effective as of the close of trading on that date. The Company also requested that NASDAQ delist the Common Stock from The NASDAQ Global Market as soon as practicable thereafter.

In connection with stockholder approval of the dissolution of the Company, the Company’s Board of Directors approved an initial liquidating distribution of $2.50 per share of Common Stock. The distribution will be paid on or about August 29, 2013. The Board has fixed the close of business on August 22, 2013 as the record date for determining stockholders entitled to receive the initial liquidating distribution.

Subject to uncertainties inherent in the winding up of its business, the Company may make one or more additional liquidating distributions, which could total as much as approximately $0.09 per share, as the Company’s required contingency reserves may be released over time. However, no assurances can be made as to the ultimate amounts to be distributed, if any, or the timing of any such distributions. Any additional liquidating distributions will be made to the Company’s stockholders of record as of the effective date of the certificate of dissolution.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with stockholder approval of the dissolution of the Company, Louis Lange, Kenneth Lee, Ernest Mario and Gordon Ringold each tendered their resignation as members of the Company’s Board of Directors, which resignations will be effective upon the effective date of the Company’s certificate of dissolution. As a result of the resignations, Mr. Isaac Stein will be the sole member of the Company’s Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 12, 2013. The following is a summary of the matters voted on at that meeting.

(a)	The Company’s stockholders voted to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution. The number of shares cast in favor of the proposal, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
18,616,213	48,797	2,086	5,343,069

(b)	The Company’s stockholders voted to grant discretionary authority to the Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the dissolution and liquidation of the Company pursuant to the Plan of Dissolution. The number of shares cast in favor of the proposal, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
22,748,750	1,256,860	4,555	0

(c)	The Company’s stockholders reelected the five nominees for the Company’s Board of Directors. The persons elected to the Company’s Board of Directors and the number of shares cast for, the number of shares withheld, and broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Isaac Stein	17,937,045	730,051	5,343,069
Louis G. Lange	17,777,585	889,511	5,343,069
Kenneth B. Lee, Jr.	18,463,797	203,299	5,343,069
Ernest Mario	17,865,415	801,681	5,343,069
Gordon Ringold	18,423,690	243,406	5,343,069

As noted in Item 5.02 above, in connection with stockholder approval of the dissolution of the Company pursuant to the Plan of Dissolution, Louis Lange, Kenneth Lee, Ernest Mario and Gordon Ringold each tendered their resignation as members of the Company’s Board of Directors, which resignations will be effective on the effective date of the Company’s certificate of dissolution. As a result of the resignations, Mr. Isaac Stein will be the sole director of the Company.

(d)	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
23,755,864	143,363	110,938	0

(e)	The Company’s stockholders voted to approve the compensation of the Company’s named executive officers listed in the proxy statement for the 2013 annual meeting. The stockholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,239,403	412,934	1,014,759	5,343,069

Item 8.01 Other Events

In connection with stockholder approval of the dissolution of the Company, the Company’s Board of Directors approved an initial liquidating distribution of $2.50 per share of Common Stock. The distribution will be paid on or about August 29, 2013. The Board has fixed the close of business on August 22, 2013 as the record date for determining stockholders entitled to receive the initial liquidating distribution.

Subject to uncertainties inherent in the winding up of its business, the Company may make one or more additional liquidating distributions, which could total as much as approximately $0.09 per share, as the Company’s required contingency reserves may be released over time. However, no assurances can be made as to the ultimate amounts to be distributed, if any, or the timing of any such distributions. Any additional liquidating distributions will be made to the Company’s stockholders of record as of the effective date of the certificate of dissolution.

A copy of the press release issued by the Company on August 12, 2013 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” about the Company’s future expectations, potential dividends, liquidation obligations, expenses and plans that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. When used in this Current Report on Form 8-K, the word “will”, “expected” and other similar expressions are intended to identify such forward looking statements. Such risks and uncertainties include, but are not limited to, the following: the Company’s Board of Directors could elect to abandon or delay implementation of the Plan of Dissolution; the plans and precise timing of the filing by the Company of its certificate of dissolution with the Delaware Secretary of State; the intent and timing of the suspension and delisting of the Common Stock on The NASDAQ Global Market; the plans and timing of closing of the Company’s stock records; the plans and precise nature, amount and timing of any distributions to stockholders, which will depend on and could be delayed by, among other things, sales of the Company’s assets, claim settlements with creditors, resolution of any outstanding litigation matters and unexpected or greater than expected expenses; the fact that stockholders could be liable to the Company’s creditors in the event the Company fails to create an adequate contingency reserve to satisfy claims against it; the fact that the Company could incur costs to terminate, retain or replace personnel and consultants; the limited ability of stockholders to publicly trade the Company’s common stock after the Company closes its stock transfer books on the date it files a certificate of dissolution with the Delaware Secretary of State; the fact that the Company will continue to incur the expenses of complying with public company reporting requirements and other statements contained in this document regarding matters that are not historical facts. Additional risk factors are more fully discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, including under the caption “Risk Factors,” and in the Company’s other periodic reports filed with the SEC, all of which are available from the Company or from the SEC’s website (www.sec.gov). The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Plan of Complete Liquidation and Dissolution of Maxygen, Inc. (Previously filed as Exhibit 2.1 on a Current Report on Form 8-K filed by the Company on June 3, 2013 and incorporated herein by reference.)

99.1	Press Release dated August 12, 2013, titled “Maxygen Announces Approval of Dissolution by Shareholders.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXYGEN, INC.
(Registrant)

Date: August 13, 2013
/s/ John Borkholder
(Signature)
Name: John Borkholder
Title: General Counsel & Secretary

Exhibit Index

2.1	Plan of Complete Liquidation and Dissolution of Maxygen, Inc. (Previously filed as Exhibit 2.1 on a Current Report on Form 8-K filed by the Company on June 3, 2013 and incorporated herein by reference.)

99.1	Press Release dated August 12, 2013, titled “Maxygen Announces Approval of Dissolution by Shareholders.”